SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): December 7, 2012

KABE EXPLORATION INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-52580	39-2052145
(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5050 Avenida Encinas, Suite 360, Carlsbad, CA 92008

(Address Of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (760) 931-1048

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2012, Kabe Exploration Inc. (the “Company”) filed a Certificate of Change (the “Certificate of Change”) with the Secretary of State of Nevada, pursuant to which (i) the number of authorized shares of the Company’s common stock increased from 750,000,000 to 2,250,000,000 and (ii) the Company effected a one-for-three forward split of its issued and outstanding common stock. The market effective date of the forward split is December 11, 2012. A copy of the Certificate of Change is attached hereto as Exhibit 3.1.

Item 8.01 Other Events.

On December 11, 2012, the Company issued a press release announcing its one-for-three forward stock split. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Change of Kabe Exploration Inc.

99.1	Press Release of Kabe Exploration Inc. dated December 11, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KABE EXPLORATION INC.

Dated: December 12, 2012	By:	/s/ Erik Ulsteen
Name: Erik Ulsteen
Title: President

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